UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 8, 2024

Date of Report (Date of earliest event reported)

Prime Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Erie Street Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(617) 564-0013

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Prime Medicine, Inc. (the “Company”) will be conducting meetings with participants attending the 42nd Annual J.P. Morgan Healthcare Conference (the “Conference”) during the week of January 8, 2024. A copy of the slides to be presented by the Company at the Conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation at 42nd Annual J.P. Morgan Healthcare Conference, dated January 2024, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2024

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer